UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 8, 2021
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03 below is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
On April 8, 2021, KB Home entered into an Amended Rights Agreement with Computershare Inc., as Rights Agent, following the approval thereof by KB Home’s stockholders at its 2021 Annual Meeting held on April 8, 2021 (“2021 Annual Meeting”). The Amended Rights Agreement amends the Amended and Restated Rights Agreement, dated effective as of April 12, 2018, made by and between KB Home and the Rights Agent.

As with the Amended and Restated Rights Agreement, the Amended Rights Agreement is intended to help protect KB Home’s deferred tax assets from an “ownership change” under Section 382 of the Internal Revenue Code. The Amended Rights Agreement extended the latest possible expiration date of the rights issued pursuant to the Amended and Restated Rights Agreement to the close of business on April 30, 2024, and made certain other related changes. Otherwise, the Amended Rights Agreement’s terms are substantively the same as those of the Amended and Restated Rights Agreement.

A copy of the Amended Rights Agreement has been filed with the Securities and Exchange Commission as Exhibit 4.1 to an Amended Registration Statement on Form 8-A/A dated April 12, 2021. The foregoing description of the Amended Rights Agreement is qualified in its entirety by reference to the text thereof, which is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 8, 2021, KB Home held its 2021 Annual Meeting. The final results for each item submitted to a vote of security holders at the 2021 Annual Meeting are provided below. The rounded percentages displayed below for the election of directors are based on the total “For” and “Against” votes cast for each respective director nominee. The rounded percentages displayed below for the other items are based on the total number of shares of KB Home common stock that were present or represented, and entitled to vote on each respective item, at the 2021 Annual Meeting.

1. The vote on the nominees for election to the KB Home board of directors was as follows:

Director	For	%	Against	%	Abstentions	Broker Non-Votes
Arthur R. Collins	82,522,643	99.7%	159,416	0.2%	83,371	5,117,396
Dorene C. Dominguez	82,438,309	99.6%	242,492	0.3%	84,629	5,117,396
Kevin P. Eltife	82,528,284	99.7%	153,172	0.2%	83,974	5,117,396
Timothy W. Finchem	79,960,954	96.6%	2,712,515	3.3%	91,961	5,117,396
Dr. Stuart A. Gabriel	82,521,702	99.7%	153,206	0.2%	90,522	5,117,396
Dr. Thomas W. Gilligan	82,425,996	99.6%	247,479	0.3%	91,955	5,117,396
Robert L. Johnson	62,956,838	76.1%	19,724,919	23.8%	83,673	5,117,396
Jodeen A. Kozlak	81,297,007	98.2%	1,374,701	1.7%	93,722	5,117,396
Melissa Lora	79,037,816	95.5%	3,645,223	4.4%	82,391	5,117,396
Jeffrey T. Mezger	79,060,496	95.5%	3,109,896	3.8%	595,038	5,117,396
James C. Weaver	81,128,056	98.0%	1,553,911	1.9%	83,463	5,117,396
Michael M. Wood	82,417,487	99.6%	255,574	0.3%	92,369	5,117,396

2. The non-binding advisory vote to approve named executive officer compensation was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
70,040,887	84.6%	12,439,634	15.0%	284,909	5,117,396

3. The vote to ratify Ernst & Young LLP’s appointment as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2021 was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
85,780,228	97.6%	2,007,963	2.3%	94,635	—

4. The vote to approve the Amended and Restated Rights Agreement was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
74,737,202	90.3%	7,921,366	9.6%	106,862	5,117,396
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1
Amended Rights Agreement, effective as of April 8, 2021, made by and between KB Home and Computershare Inc., as Rights Agent, filed as Exhibit 4.1 to KB Home’s Amended Registration Statement on Form 8-A/A dated April 12, 2021, is incorporated herein by reference.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
4.1
Amended Rights Agreement, effective as of April 8, 2021, made by and between KB Home and Computershare Inc., as Rights Agent, filed as Exhibit 4.1 to KB Home’s Amended Registration Statement on Form 8-A/A dated April 12, 2021, is incorporated herein by reference.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 12, 2021

KB Home

By:	/s/ William (Tony) Richelieu
William (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel